SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : November 26, 2001

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of July 1, 2001, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-S15)


               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-61840-01                  13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibits is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2001-S15 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibits is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of July 1, 2001 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Wilshire Credit Corporation, as servicer, and The Chase Manhattan Bank, as trustee.

     On November 26, 2001 distribution was made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.


Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on November 26, 2001 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE CHASE MANHATTAN BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  December 3, 2001           By: ______________________________________
                                        Thomas M. Britt
                                        Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 26, 2001

                                  Exhibit 99.1


             Monthly Certificateholder Statement on November 26, 2001

                    CSFB Mortgage Pass-Through Certificates, Series 2001-S15
                                Statement to Certificate Holders
                                      November 26, 2001


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA1      73,015,039.00      67,805,774.82     2,474,031.48     179,120.26   2,653,151.74    0.00           0.00     65,331,743.34
IA3       2,441,197.00       2,267,029.59        82,717.18           0.00      82,717.18    0.00           0.00      2,184,312.41
IA4       7,301,504.00       6,780,577.57       247,403.15      18,872.61     266,275.76    0.00           0.00      6,533,174.42
IB1       8,635,632.00       8,635,632.00             0.00      55,868.37      55,868.37    0.00           0.00      8,635,632.00
IB2       4,557,695.00       4,557,695.00             0.00      31,385.12      31,385.12    0.00           0.00      4,557,695.00
IIA1     62,687,500.00      57,856,695.82     3,070,826.90     145,027.45   3,215,854.35    0.00           0.00     54,785,868.92
IIM1      9,137,500.00       9,137,500.00             0.00      27,778.00      27,778.00    0.00           0.00      9,137,500.00
IIM2      7,862,500.00       7,862,500.00             0.00      27,396.44      27,396.44    0.00           0.00      7,862,500.00
IIB       5,312,500.00       5,312,500.00             0.00      24,886.11      24,886.11    0.00           0.00      5,312,500.00
AR1             100.00               0.00             0.00           0.00           0.00    0.00           0.00              0.00
AR2             100.00               0.00             0.00           0.00           0.00    0.00           0.00              0.00
AR3             100.00               0.00             0.00           0.00           0.00    0.00           0.00              0.00
P               100.00             100.00             0.00      67,514.65      67,514.65    0.00           0.00            100.00
IIX      85,000,000.00      85,000,000.00             0.00           0.00           0.00    0.00           0.00     85,000,000.00
TOTALS  265,951,467.00     255,216,004.80     5,874,978.71     577,849.01   6,452,827.72    0.00           0.00    249,341,026.09

IA2      80,316,543.00      74,586,352.40             0.00     361,973.78     361,973.78    0.00           0.00     71,864,917.77
IXB1      1,259,130.86       1,259,130.86             0.00       8,131.89       8,131.89    0.00           0.00      1,259,130.86
IXB2        348,042.00         348,042.16             0.00       2,392.79       2,392.79    0.00           0.00        348,042.16
IIAIO    16,868,250.00      16,868,250.00             0.00      98,398.13      98,398.13    0.00           0.00     14,992,501.00

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA1   22540A4G0      928.65491478      33.88386165     2.45319680       36.33705845       894.77105313      IA1       3.170000 %
IA3   22540A4J4      928.65491396      33.88386107     0.00000000       33.88386107       894.77105289      IA3       0.000000 %
IA4   22540A4K1      928.65491411      33.88386146     2.58475651       36.46861797       894.77105265      IA4       3.340000 %
IB1   22540A4P0    1,000.00000000       0.00000000     6.46951723        6.46951723     1,000.00000000      IB1       7.763420 %
IB2   22540A4R6    1,000.00000000       0.00000000     6.88618260        6.88618260     1,000.00000000      IB2       8.263420 %
IIA1  22540A4T2      922.93831817      48.98627159     2.31349870       51.29977029       873.95204658      IIA1      2.820000 %
IIM1  22540A4V7    1,000.00000000       0.00000000     3.04000000        3.04000000     1,000.00000000      IIM1      3.420000 %
IIM2  22540A4W5    1,000.00000000       0.00000000     3.48444388        3.48444388     1,000.00000000      IIM2      3.920000 %
IIB   22540A4X3    1,000.00000000       0.00000000     4.68444424        4.68444424     1,000.00000000      IIB       5.270000 %
AR1   N/A              0.00000000       0.00000000     0.00000000        0.00000000         0.00000000      AR1       8.893415 %
AR2   N/A              0.00000000       0.00000000     0.00000000        0.00000000         0.00000000      AR2       8.893415 %
AR3   N/A              0.00000000       0.00000000     0.00000000        0.00000000         0.00000000      AR3       8.893415 %
P     N/A          1,000.00000000       0.00000000     ##########     #############     1,000.00000000      P         8.893415 %
IIX   N/A          1,000.00000000       0.00000000     0.00000000        0.00000000     1,000.00000000      IIX       0.000000 %
TOTALS               959.63375453      22.09041663     2.17276113       24.26317776       937.54333790

IA2   22540A4H8      928.65491484       0.00000000     4.50683964        4.50683964       894.77105321      IA2       5.823700 %
IXB1  22540A4Q8    1,000.00000000       0.00000000     6.45833587        6.45833587     1,000.00000000      IXB1      7.750000 %
IXB2  22540A4S4    1,000.00045971       0.00000000     6.87500359        6.87500359     1,000.00045971      IXB2      8.250000 %
IIAIO 22540A4U9    1,000.00000000       0.00000000     5.83333363        5.83333363       888.80002371      IIAIO     7.000000 %

---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Thomas Britt
             The Chase Manhattan Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-3228
                               Fax: 212) 946-8302
                           Email: Thomas Britt/Chase

                                      -6-


                            CSFB Mortgage Pass-Through Certificates, Series 2001-S15
                                        Statement to Certificate Holders
                                                November 26, 2001


Sec. 4.06(i)    Scheduled Principal
                Group 1 Scheduled Principal                                     75,680.46
                Group 2 Scheduled Principal                                     48,488.28

                Principal Prepayments
                Group 1 Principal Prepayments                                2,584,250.34
                Group 2 Principal Prepayments                                2,495,108.83

                Curtailment
                Group 1 Curtailment                                            144,221.01
                Group 2 Curtailment                                             27,495.96

                Liquidation Proceeds
                Group 1 Liquidation Proceeds                                         0.00
                Group 2 Liquidation Proceeds                                         0.00

                Gross Interest
                Group 1 Gross Interest                                          889,843.72
                Group 2 Gross Interest                                          859,064.38

Sec. 4.06(ii)   Class Unpaid Interest Shortfall

                Group I Certificates
                        Class IA1 Unpaid Interest Shortfall                           0.00
                        Class IA2 Unpaid Interest Shortfall                           0.00
                        Class IA4 Unpaid Interest Shortfall                           0.00
                        Class AR1 Unpaid Interest Shortfall                           0.00
                        Class AR2 Unpaid Interest Shortfall                           0.00
                        Class AR3 Unpaid Interest Shortfall                           0.00
                        Class B1 Unpaid Interest Shortfall                            0.00
                        Class 1XB1 Unpaid Interest Shortfall                          0.00
                        Class 1B2 Unpaid Interest Shortfall                           0.00
                        Class 1XB2 Unpaid Interest Shortfall                          0.00

                Group II Certificates
                        Class 2A1 Unpaid Interest Shortfall                           0.00
                        Class 2AIO Unpaid Interest Shortfall                          0.00
                        Class 2M1 Unpaid Interest Shortfall                           0.00
                        Class 2M2 Unpaid Interest Shortfall                           0.00
                        Class 2B Unpaid Interest Shortfall                            0.00


Sec. 4.06(v)    Beginning Collateral Balance
                Group 1 Beginning Collateral Balance                         90,046,809.39
                Group 2 Beginning Collateral Balance                         81,120,893.51

Sec. 4.06(v)    Ending Collateral Balance
                Group 1 Ending Collateral Balance                            87,242,657.58
                Group 2 Ending Collateral Balance                            78,549,800.44

Sec. 4.06(vi)   Senior Percentage (After Distributions)
                Group1 Senior Percentage                                           77.39%
                Group1 Subordindate Percentage                                     22.61%
                Group2 Senior EnhancementPercentage                                30.00%

Sec. 4.06(vii) Servicing Fees
                Group1 Servicing Fee                                             37,519.51
                Group2 Servicing Fee                                             33,800.37

Sec. 4.06(vii) Prepayment Penalties
                Group1 Prepayment Penalties                                      39,668.41
                Group2 Prepayment Penalties                                      27,845.50

Sec. 4.06(ix) Advances
                Group1 Advances                                                       0.00
                Group2 Advances                                                       0.00


Sec. 4.06(x) Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                Group 1
                -------------------------------
                 Category       Number         Principal Balance       Percentage
                 1 Month         22              920,919.76                 1.06 %
                 2 Month          4              202,593.59                 0.23 %
                 3 Month          7              444,062.36                 0.51 %
                 Total           33            1,567,575.71                 1.80 %

                            CSFB Mortgage Pass-Through Certificates, Series 2001-S15
                                        Statement to Certificate Holders
                                            November 26, 2001


                Group 2
                -------------------------------
                 Category       Number         Principal Balance       Percentage
                 1 Month          29            1,669,102.12                2.12 %
                 2 Month          17              666,721.15                0.85 %
                 3 Month          22            1,649,707.64                2.10 %
                  Total           68            3,985,530.91                5.07 %

                Group Totals
                -------------------------------
                 Category       Number         Principal Balance       Percentage
                 1 Month           51            2,590,021.88               1.56 %
                 2 Month           21              869,314.74               0.52 %
                 3 Month           29            2,093,770.00               1.26 %
                  Total           101            5,553,106.62               3.34 %


            Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

Sec. 4.06(xi)  60+ Delinquent Scheduled Payments - 12 Month Period
               This Period (1)                                                    7,885.84
               (2)                                                                8,385.48
               (3)                                                                  660.88
               (4)                                                              200,181.30
               (5)                                                                    0.00
               (6)                                                                    0.00
               (7)                                                                    0.00
               (8)                                                                    0.00
               (9)                                                                    0.00
               (10)                                                                   0.00
               (11)                                                                   0.00
               (12)                                                                   0.00

Sec. 4.06(xi)  60-Day Delinquent Scheduled Payments - 12 Month Period
               This Period (1)                                                   27,358.99
               (2)                                                               23,589.83
               (3)                                                                4,313.63
               (4)                                                               11,601.24
               (5)                                                                    0.00
               (6)                                                                    0.00
               (7)                                                                    0.00
               (8)                                                                    0.00
               (9)                                                                    0.00
               (10)                                                                   0.00
               (11)                                                                   0.00
               (12)                                                                   0.00

                            CSFB Mortgage Pass-Through Certificates, Series 2001-S15
                                        Statement to Certificate Holders
                                                November 26, 2001



Sec. 4.06(xii) Number and Aggregate Principal Amounts of REO Loans

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

Sec. 4.06(xiv) Prepayment Percentage
                Group I Senior Prepayment Percentage                               100.00%
                Group I Subordinate Prepayment Percentage                            0.00%

Sec. 4.06(xvi) Current Realized Losses
                Group1 Current Realized Losses                                       0.00%
                Group2 Current Realized Losses                                       0.00%

                Cumulative Realized Losses
                Group1 Cumulative Realized Losses                                    0.00%
                Group2 Cumulative Realized Losses                                    0.00%

                Amount on Deposit in the Pre-Funding Account                          0.00
                Rolling Three Month Delinquency Rate - Group II                   2.071584%



Sec. 4.6(xvii)  Special Hazard Coverage Amount                                  959,515.00
                Pool Insurance Coverage Amount                                2,878,544.01

                Trustee Fee                                                       2,139.60
                Loss Mitigation Fee                                               2,155.63
                Pool Insurance Fee                                              166,211.40
                Special Hazard Fee                                               16,508.58
                Certificate Insurer Premium                                       9,605.82

                Reset Rate for Next Distribution                                      0.00
                1-A1                                                                  0.75
                1-A2                                                                  8.26
                1-A4                                                                  0.92

                II-A1                                                                 0.40
                II-M1                                                                 1.00
                II-M2                                                                 1.50
                II-B                                                                  2.85



                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

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